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                                                                   Exhibit 10.40

                        OAKLAND INTERNATIONAL AIRPORT





                                                                        FORM "A"
                                                   South Airport Tenant (A.O.A.)



Date:       August 1, 1989
      --------------------------




             Ref:  -  Lease Agreement/Right of Entry Between Port
                      of Oakland and Tenant/Lessee
                   -  FAR 107.11(B)
                   -  M.O.I.A. Security Program dated 5/1/88


                     "EXCLUSIVE AREA SECURITY AGREEMENT"

This letter serves as an agreement between Federal Express Corporation
("Federal Express") and the Port of Oakland. The purpose of this agreement is to identify the "Restricted Area(s)" and "Air Operations Area(s)" of the (AOA) as associated access points for which Federal Express agrees herein to exercise exclusive security responsibility under the Metropolitan Oakland International Airport Security Program, and the F.A.R. 107.11B. A copy of the Federal Express exclusive area is depicted on Tab "T" of the M.O.I.A. Security Manual and identified as those doors and/or gates of the AOA/or restricted areas which borders Bldg. 119; all doors, thoroughfares and ramp area(s) adjacent to the building complex, Gates #C-5 and C-6____________________
________________________________________________________________________________
________________________________________________________________________________
associated with leased facilities. The procedures implemented by Federal Express to secure these AOA'(s) or Restricted Area(s) in accordance with the M.O.I.A. Security Program are also described below:

1. For that portion of the AOA which borders all doors and/or thoroughfare(s) of Building M-119 and the associated ramp, Federal Express personnel will control access to this AOA by locking all doors when unattended. All personnel entries into exclusive area via Building M-119 will be subjected to the exclusive control of Federal Express Personnel access beyond "exclusive areas" onto common use AOA's will be first established by positive identification and authorized access certification as outlined in, Section 404 of the M.O.I.A. Security Program.

2. Federal Express agrees to control the movement of persons within its exclusive area by the posting of signs and necessary surveillance as required to maintain compliance with Section 404 of the M.O.I.A. Security Program.

3. Federal Express will ensure that "back ground check(s)" are accomplished and that current records are maintained in accordance with Section 404.A3 and B of the M.O.I.A. Security Manual.

4. Federal Express agrees to maintain a current manifest of personnel having authorized airport I.D. Access Badges and will promptly notify the Airport Manager or his delegated representative of any assigned I.D. Badge deemed out of control due to termination of employee, loss of I.D. badge(s), etc.

5. Federal Express personnel will challenge all persons within or adjacent to their exclusive use area(s) not recognized as authorized presence within the AOA (Re:
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"EXCLUSIVE AREA SECURITY AGREEMENT"
FORM "A" South Airport Tenant (continued)



         404 of the M.O.I.A. Security Program) and promptly report them to airport management (i.e., Airport Operations Control Center).

6. Federal Express will immediately notify the Airport Manager or his designated representative each time a suspicious act is observed or an unresolved question arises concerning airport security.

7. Federal Express will promptly notify the Airport Manager or his designated representative when the procedures described herein are not adequate to perform the control function as stated.

8. Federal Express personnel and/or representative(s) when utilizing common use passenger gates/doors which affords access onto the AOA (i.e., loading bridges, baggage carousel(s), baggage door portals, etc.) will secure common use doors immediately upon completion of aircraft/passenger operations and will ensure that common use gates and/or doors are not left unattended while open during aircraft/passenger operation details.

9. Federal Express personnel and/or representative(s) when escorting (i.e., sponsoring and/or facilitating) cargo operations within the common use area(s) of the AOA will control movement of person by abiding by the personnel identification rules as outlined in section 404 of the M.O.I.A. Security Program.

10. Federal Express will ensure compliance with vehicle access I.D. program (Positive Identification) for company and/or contract service vehicle(s) while within/on the AOA.

11. Federal Express agrees to control the movement of persons sponsored and/or escorted onto the A.O.A. as required and to maintain compliance with Section 404 of the M.O.I.A. Security Program.

              Federal Express shall promptly reimburse the Port the amount of any civil penalty or fine that may be assessed against the Port by any governmental agency for violation of airport security rules or regulations which violation is caused by Federal Express failure to comply with "Exclusive Area Security Agreement."


- ------------------------                   ----------------------------------
      Date                                 Airline Station Manager/Tenant


    08/10/89                                /s/ BEN BETANCOUNT
- ------------------------                   ----------------------------------
      Date                                       Airport Manager

Attachment                                 FEDERAL EXPRESS CORPORATION

                                           BY: /s/ GILBERT MOOK
                                              -------------------------------

                                           TITLE:     VP
                                                 ----------------------------


cc:  M.O.I.A. Security Manual - Tab "T"
     Airport Properties Department
     Airport Tenant Chron File